GTECH Holdings Corporation

W. Bruce Turner

President & Chief Executive Officer

Jaymin B. Patel

Sr. Vice President & Chief Financial Officer

Fiscal Year 2006

First Quarter Earnings Conference Call

June 22, 2005

8:30 AM

Safe Harbor Act. . .

Comments made during this presentation may contain forward-looking statements, including, without limitation, statements relating to the future operations and financial performance of the Company and the
Company’s future strategies.  Such forward-looking statements reflect management’s assessment based on information currently available, but are not guarantees and are subject to risks and uncertainties, which would cause the results to differ materially from those contemplated in the forward-looking statements.  These risks and uncertainties include, but are not limited to, those set forth here and in the Company’s filings with the SEC.

Fiscal Year 2006 – First Quarter Earnings Conference Call

Agenda. . .

W. Bruce Turner, Chief Executive Officer

Welcome

Q1 Performance Review

Strategy Update

Jaymin B. Patel, Chief Financial Officer

Review of Q1 Financial Results

Guidance for Fiscal Year 2006 and Guidance for Q2

Fiscal Year 2006 – First Quarter Earnings Conference Call

First Quarter Business Review. . .

Fiscal Year 2006 – First Quarter Earnings Conference Call

* G3 is a trademark owned by the Minnesota State Lottery Agency

Financial Performance

Strength in same store sales

G3TM - Minnesota

Keno - Michigan

Instant Ticket Vending Machines - Illinois

Growth in instant ticket sales

Significant financial flexibility to fund new growth

Free cash flow

$  79M

Cash balances & short term investments

$335M

Credit facility

$500M

Returning Value to Shareholders. . .

Share Repurchase Program

Repurchased 1.3M shares at a cost of $32M

Approximately $47M remaining on authorization

Dividend Payment

$9.8M paid in April 2005

Fiscal Year 2006 – First Quarter Earnings Conference Call

Q1 FY’06 Strategic Progress. . .

Key wins

Content

15 new games developed in Q1

Branded game initiatives

MonopolyTM-themed e-scratch & Instant on-line

BattleshipTM

Instant game initiatives

Pick ’n PlayTM

Fiscal Year 2006 – First Quarter Earnings Conference Call

Louisiana – Video Central

Indiana – ITVM

Pennsylvania – ITVM

Barbados – 18 year license

Denmark – Online extension

Pennsylvania – Video Central

* MONOPOLY and BATTLESHIP are trademarks of Hasbro and are used with permission.

  © 2005 Hasbro. All Rights reserved.

New products

GamePointTM

WinwaveTM

Commercial Services – steady growth

Revenues up 15%* quarter over quarter on a constant
currency basis

Introducing new applications in LILHCo jurisdictions

Strategic alliances

Harrah’s Entertainment, Inc.

Veikkaus Oy

Q1 FY’06 Strategic Progress. . .

Fiscal Year 2006 – First Quarter Earnings Conference Call

* Excluding partial release of FY’05 revenues previously held in escrow in Brazil

(1)All percentage points are rounded to the nearest percent

(2)Reflects impact of contract wins/losses, jackpot activity, contractual rate changes, foreign exchange changes, the impact of acquisitions, and partial release of FY’05 revenues previously held in escrow in Brazil.

Fiscal Year 2006 – First Quarter Earnings Conference Call

31.9          +50%

9.0             +42%

1.7           +8%

21.2

Commercial
Svcs. / Other

$M             % (1)

253.3

5.6

98.4

128.1

FY’05

25.4         +10%

1.9       +35%

6.9           +7%

7.6      +6%

Net, All
Other(2)

291.4  +15%

8.0       +44%

108.4      +10%

143.1 +12%

FY’06

12.7       +5%

0.5         +9%

3.1           +3%

7.4      +6%

Same
Store
Sales

GTECH
Total

$M         % (1)

Gaming

Solutions

$M                  % (1)

International

Lottery

$M              % (1)

U.S.

Lottery

  $M       % (1)

Service Revenue Analysis. . .
Q1 FY’06 vs. Q1 FY’05

10%
5%
46%
39%
US Lottery
Int'l Lottery
Gaming Solutions
Commercial and Other Services

Total Revenue. . .
Q1 FY’06

$32M

$21M

$17M

$7M

$149M

$133M

$128M

$119M

Q1 FY’06

Q1 FY’05

Fiscal Year 2006 – First Quarter Earnings Conference Call

Key Financial Highlights. . .
Q1 FY’06 vs. Q1 FY’05

Fiscal Year 2006 – First Quarter Earnings Conference Call

+11% excluding one-time benefit of

release of FY’05 Brazil revenues

previously held in escrow

Total Revenue

+17%

Service Revenues

+15%

Same Store Sales

+5%

Operating Expense Ratio

14%

Diluted Earnings Per Share

+7%

Excluding one-time gain

+23%

recorded in Q1 FY’05

Free Cash Flow

$79M

Stock Repurchases

(1.3M shares)

$32M

Fiscal Year 2006 – First Quarter Earnings Conference Call

(1)

For a calculation, explanation, and reconciliation to GAAP measure, see Supplemental Financial Data in the Investor Presentation section of our Website www.gtech.com

Cash Flow. . .
Q1 FY’06

Cash from

Operations

Maintenance

Capital (1)

Investing for

Growth (1)

Recurring Free

Cash Flow

Free Cash Flow

$122M

$33M

$89M

$10M

$10M Dividends

$32M Share Repurchases

$42M Total

$79M

Cash Returned

to Shareholders

Average Capital Employed
$1,500
$1,250
$1,000
$750
$500
$250
$0
+24%
Q1 FY'05
Q1 FY'06

Fiscal Year 2006 – First Quarter Earnings Conference Call

For a calculation and an explanation of ROCE, see Supplemental Financial Data in the Investor Presentation
section of our Website www.gtech.com

Return on Capital Employed. . .
Q1 FY’06 vs. Q1 FY’05

$M

ROCE             19.4%                                                                                      16.5%

FY’06

(1) Based on a diluted share estimate of 131M shares

FY’06 Guidance. . .
As of June 22, 2005

Fiscal Year 2006 – First Quarter Earnings Conference Call

Service Revenue Growth

11% - 13%

Product Sales

$180M - $210M

Service Margins

40% - 42%

Product Margins

38% - 40%

Full-Year Effective Tax Rate

35%

Earnings per Share(1); Excluding impact of SFAS 123R

$1.64 - $1.70

Net Cash Invested

$230M - $240M

Free Cash Flow

$180M - $200M

EBITDA

$530M - $540M

$420M - $430M

Cash from

Operations

Capital

Expenditures

$230M - $240M

$180M - $200M

Free Cash Flow

Cash Flow. . .
FY’06 Guidance

Fiscal Year 2006 – First Quarter Earnings Conference Call

Q2 FY’06

(1)  Based on Diluted Share Estimate of 130M Shares

Q2 FY’06 Guidance. . .
As of June 22, 2005

Fiscal Year 2006 – First Quarter Earnings Conference Call

Service Revenue Growth

10% - 12%

Product Sales

$30M - $35M

Service Margins

38% - 40%

Product Margins

38% - 40%

Earnings per Share (1)

$0.37 - $0.40

Q&A. . .

Fiscal Year 2006 – First Quarter Earnings Conference Call

Summary. . .

Solid business growth continues

Long-term strategy remains on track

Driving new growth through acquisitions and
partnerships

Focused on M&A transactions to enhance
offerings in all verticals

Focused on becoming a fully diversified, world-class
gaming company

Fiscal Year 2006 – First Quarter Earnings Conference Call